UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Preferred Stock, Series 8 defined and referenced in Item 5.03 below, and as more fully described in the Certificate of Designations relating to the Preferred Stock, Series 8, the ability of Merrill Lynch & Co., Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and other of the Company’s capital stock ranking junior to the Preferred Stock, Series 8 and on other preferred stock and other stock ranking on a parity with the Preferred Stock, Series 8, will be subject to certain restrictions in the event that the Company does not declare dividends on the Preferred Stock, Series 8 during any dividend period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2008, the Company filed a Certificate of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of the 8.625% Non-Cumulative Preferred Stock, Series 8 of the Company (the “Preferred Stock, Series 8”).

Item 8.01.	Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by the Company with the Securities and Exchange Commission covering preferred stock issuable pursuant to the Company’s Restated Certificate of Incorporation. The Company shall issue depositary shares, each representing a 1/1200th interest in a share of Preferred Stock, Series 8. The exhibits consist of the Underwriting Agreement relating to the Preferred Stock, Series 8, the Restated Certificate of Incorporation, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 1, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 2, the Certificate of Designations related to the Company’s 6.375% Non-Cumulative Preferred Stock, Series 3, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 4, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 5, the Certificate of Designations related to the Company’s 6.70% Non-Cumulative Perpetual Preferred Stock, Series 6, the Certificate of Designations related to the Company’s 6.25% Non-Cumulative Perpetual Preferred Stock, Series 7, the Certificate of Designations related to the Company’s 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 1, the Certificate of Designations related to the Preferred Stock, Series 8 and an opinion of counsel.

Item 9.01.	Financial Statements and Exhibits.

EXHIBITS

(1)	Underwriting Agreement, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on its own behalf and as Representative of the several underwriters named therein, dated April 22, 2008.

(3.1)	Restated Certificate of Incorporation of the Registrant, effective as of May 3, 2001 (Exhibit 3.1 is incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.2) & (4.1)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.2 and 4.1 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.3) & (4.2)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 2 (Exhibits 3.3 and 4.2 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.4) & (4.3)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.375% Non-Cumulative Preferred Stock, Series 3 (Exhibits 3.4 and 4.3 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.5) & (4.4)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 4 (Exhibits 3.5 and 4.4 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.6) & (4.5)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 5 (Exhibits 3.6 and 4.5 are incorporated by reference to the Registrant’s Current Report on Form 8-K dated March 16, 2007).

(3.7) & (4.6)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.70% Non-Cumulative Perpetual Preferred Stock, Series 6 (Exhibits 3.7 and 4.6 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 21, 2007).

(3.8) & (4.7)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.25% Non-Cumulative Perpetual Preferred Stock, Series 7 (Exhibits 3.8 and 4.7 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 21, 2007).

(3.9) & (4.8)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.9 and 4.8 are incorporated by reference to Registrant’s Current Report on Form 8-K dated January 15, 2008).

(3.10) & (4.9)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Stock, Series 8.

(5) & (23)	Opinion of Sidley Austin LLP relating to the Preferred Stock, Series 8 (including consent for inclusion of such opinion in this report and in the Registrant’s Registration Statement relating to such securities).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ John Thurlow
Name:	John Thurlow
Title:	Assistant Treasurer

Date: April 29, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED APRIL 29, 2008

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

(1)	Underwriting Agreement, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on its own behalf and as Representative of the several underwriters named therein, dated April 22, 2008.

(3.1)	Restated Certificate of Incorporation of the Registrant, effective as of May 3, 2001 (Exhibit 3.1 is incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.2) & (4.1)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.2 and 4.1 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.3) & (4.2)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 2 (Exhibits 3.3 and 4.2 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.4) & (4.3)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.375% Non-Cumulative Preferred Stock, Series 3 (Exhibits 3.4 and 4.3 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.5) & (4.4)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 4 (Exhibits 3.5 and 4.4 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.6) & (4.5)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 5 (Exhibits 3.6 and 4.5 are incorporated by reference to the Registrant’s Current Report on Form 8-K dated March 16, 2007).

(3.7) & (4.6)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.70% Non-Cumulative Perpetual Preferred Stock, Series 6 (Exhibits 3.7 and 4.6 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 21, 2007).

(3.8) & (4.7)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.25% Non-Cumulative Perpetual Preferred Stock, Series 7 (Exhibits 3.8 and 4.7 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 21, 2007).

(3.9) & (4.8)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.9 and 4.8 are incorporated by reference to Registrant’s Current Report on Form 8-K dated January 15, 2008).

(3.10) & (4.9)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Stock, Series 8.

(5) & (23)	Opinion of Sidley Austin LLP relating to the Preferred Stock, Series 8 (including consent for inclusion of such opinion in this report and in the Registrant’s Registration Statement relating to such securities).